SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 16, 1999
(Date of earliest event reported)

Commission File No. 333-71489



                          EQCC Receivables Corporation
                          EQCC Asset Backed Corporation
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                                                         59-3170055
       Delaware                                          59-3170052
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

10401 Deerwood Park Boulevard
Jacksonville, Florida                                              32256
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Address of principal executive offices                           (Zip Code)



                                 (904) 987-5000
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

            On August 26, 1999, EQCC Receivables Corporation and EQCC Asset Backed Corporation (collectively, the "Registrant"), sold EQCC Home Equity Loan Asset Backed Certificates, Series 1999-3, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F and Class A-1A (the "Offered Certificates"), having an aggregate original principal balance of $1,000,000,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 26, 1999, among the Registrant, EquiCredit Corporation of America, as representative and servicer (the "Servicer"), and U.S. Bank National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. EQCC Home Equity Loan Asset Backed Certificates, Series 1999-3, Class X, Class R-I, Class R-II, Class R-III, and Class R-IV Certificates (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            The Servicer obtained from Ambac Assurance Corporation (the "Insurer) a certificate guaranty insurance policy in favor of the Trustee for the benefit of the Certificateholders of the Offered Certificates (the "Securities Insurance Policy").

            As of the date of initial issuance, the Offered Certificates evidenced an interest in a trust fund (the "Trust Fund"), consisting primarily of (i) two groups of fixed-rate and one group of adjustable-rate mortgage loans, secured by mortgages, deeds of trust or other instruments creating a first or second lien on one- to four-family dwellings, (ii) all monies received on the Mortgage Loans on and after the Cut-Off Date (other than the Representative's Yield, as described in the Agreement), (iii) the Securities Insurance Policy and
(iv) certain other property. The remaining undivided interests in the Trust Fund are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Payment Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets in the Trust Fund as four separate real estate mortgage investment conduits for federal income tax purposes (each, a "REMIC"). The Offered Certificates and Class X Certificates will represent beneficial ownership interests in the "regular interests" in REMIC IV and the Class R-I, Class R-II, Class R-III, and Class R-IV Certificates will each be treated as a "residual interest" in the related REMIC.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

(EX-4) Pooling and Servicing Agreement, dated as of August 26, 1999, among EQCC Receivables Corporation and EQCC Asset Backed Corporation, EquiCredit Corporation of America and U.S. Bank National Association, as trustee


(EX-99.1)                         Certificate Guaranty Insurance Policy issued
                                  byAmbac Assurance Corporation

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   EQCC RECEIVABLES CORPORATION


September 16, 1999

                                   By:    /s/ Lenore Hanapel
                                          ------------------------------
                                   Name:  Lenore Hanapel
                                   Title: Senior Vice President



                                   EQCC ASSET BACKED CORPORATION


September 16, 1999

                                   By:    /s/ Lenore Hanapel
                                          ------------------------------
                                   Name:  Lenore Hanapel
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------

(EX-4)         Pooling and Servicing Agreement,                   E
               dated as of August 26, 1999,
               among EQCC Receivables Corporation
               and EQCC Asset Backed Corporation,
               EquiCredit Corporation of America and
               U.S. Bank National Association, as trustee

(EX-99.1)      Certificate Guaranty Insurance Policy issued by    E
               Ambac Assurance Corporation